UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant To Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest even reported): April 30, 2008

RENEWABLE ENERGY RESOURCES, INC.

(Exact Name of Registrant As Specified in Its Charter)

FLORIDA	000-29743	88-0409143
(State Or Other Jurisdiction of Incorporation Or Organization)	(Commission File Number)	(IRS Employer Identification No.)

334 S. Hyde Park Avenue, Tampa, Florida  33606

(Address of Principal Executive Offices, Including Zip Code)

(813) 944-3185

(Registrant's Telephone Number, Including Area Code)

(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instruction A.2. below):

         ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

         ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

         ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

         ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events

On March 2, 2008, our Board of Directors voted to ratify, approve and accept a subdivision of the issued and outstanding Common and Preferred Stock of the Corporation (a reverse split) at a ratio of thirty shares (30) shares for each share of preferred and common stock issued and outstanding.  This reverse was announced in our Form 8-K filed with the Securities and Exchange Commission on March 27, 2008.

The reverse becomes effective on April 30, 2008.  The new symbol is RWER.

SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RENEWABLE ENERGY RESOURCES, INC.

Date: April 30, 2008	By:	/s/ CRAIG HUFFMAN
Craig Huffman, Interim Chief Executive Officer and Acting Principal Financial Officer